Equity	12 Months Ended
Dec. 31, 2013
Text Block [Abstract]
Equity

12. Equity

The $1.5 billion share repurchase program authorized on April 26, 2011 by L-3 Holdings’ Board of Directors expired on April 30, 2013. On February 5, 2013, L-3 Holdings’ Board of Directors approved a new share repurchase program that authorizes L-3 Holdings to repurchase up to an additional $1.5 billion of its common stock through June 30, 2015. Repurchases of L-3 Holdings’ common stock under the February 5, 2013 share repurchase program are made at management’s discretion in accordance with applicable U.S. Federal securities laws in the open market or otherwise. The timing and actual number of shares to be repurchased in the future will depend on a variety of factors, including the Company’s financial position, earnings, legal requirements, other investment opportunities (including acquisitions), market conditions and other factors. L-3 Holdings repurchased 8.7 million shares of its common stock at an average price of $91.95 per share for an aggregate amount of $800 million from January 1, 2013 through December 31, 2013. Approximately 2.1 million of the share repurchases, for an aggregate amount of $168 million, were repurchased pursuant to the April 26, 2011 share repurchase program. The remaining share repurchases were made pursuant to the share repurchase program authorized on February 5, 2013. All share repurchases of L-3 Holdings’ common stock have been recorded as treasury shares.

From January 1, 2014 through February 19, 2014, L-3 Holdings repurchased 928,040 shares of its common stock at an average price of $107.52 per share for an aggregate amount of approximately $100 million. The remaining dollar value of authorization under our February 5, 2013 share repurchase program at February 19, 2014 is $768 million.